Exhibit 99.3

$300,000,000

HUGHES SUPPLY, INC.

5.50% Senior Notes due 2014

PURCHASE AGREEMENT

October 5, 2004

LEHMAN BROTHERS INC.

BANC OF AMERICA SECURITIES LLC

SUNTRUST CAPITAL MARKETS, INC.

WELLS FARGO SECURITIES, LLC

c/o Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Hughes Supply, Inc., a Florida corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell $300,000,000 aggregate principal amount of its 5.50% Senior Notes due 2014 (the “Notes”) to Lehman Brothers Inc. (“Lehman Brothers”), Banc of America Securities LLC (“Banc of America”) and the other initial purchasers named in Schedule 1 hereto (collectively, the “Initial Purchasers”). The Notes will be unconditionally guaranteed (the “Subsidiary Guarantees”, and together with the Notes, the “Securities”) by substantially all the subsidiaries of the Company (the “Guarantors”) and will be issued pursuant to an indenture (the “Indenture”) to be dated as of the Closing Date (as defined in Section 2(a)) among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”).

This is to confirm the agreement among the Company, the Guarantors and the Initial Purchasers concerning the offer, issue and sale of the Securities.

The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder, in reliance upon an exemption therefrom.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, dated as of the Closing Date (the “Registration Rights Agreement”), the form of which is contained in

Annex A hereof, pursuant to which the Company will agree, among other things, to use its reasonable best efforts to file with the Commission (i) a registration statement under the Securities Act (the “Exchange Offer Registration Statement”) covering the issuance of a series of the Company’s debt securities identical in all respects to the Notes, except that such debt securities (the “Exchange Notes”) will not be subject to transfer restrictions under the Securities Act and the rules and regulations of the Commission thereunder, the Subsidiary Guarantees to be affixed thereto (the “Exchange Guarantees”, and together with the Exchange Notes, the “Exchange Securities”) and the offer to exchange such Exchange Securities for the Securities (the “Exchange Offer”) and (ii) under certain circumstances described therein, a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”; and, together with the Exchange Offer Registration Statement, the “Registration Statements”), and, in each case, to use its commercially reasonable efforts to cause the Registration Statements to be declared effective within the time periods specified therein.

This Agreement, the Indenture (including, without limitation, the Subsidiary Guarantees) and the Registration Rights Agreement are referred to herein collectively as the “Transaction Documents”.

SECTION 1. Representations, Warranties and Agreements of the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, represent and warrant to, and agree with, the Initial Purchasers that:

(a) The Company has prepared a preliminary offering memorandum dated October 4, 2004 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Securities and the Registration Rights Agreement, in form and substance reasonably satisfactory to you. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to you. As used in this Agreement, “Preliminary Offering Memorandum” or “Offering Memorandum” means the Preliminary Offering Memorandum or Offering Memorandum, as the case may be, as amended or supplemented, unless otherwise noted.

(b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein.

(c) The documents incorporated by reference in the Offering Memorandum, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act (assuming, for those purposes, that the Offering Memorandum is a prospectus contained in a Registration Statement on Form S-3) or Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made; and any further documents so filed and incorporated by reference in the Offering Memorandum, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act (assuming, for those purposes, that the Offering Memorandum is a prospectus contained in a Registration Statement on Form S-3) or Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made.

(d) The Company and each of its subsidiaries (as defined in Section 14) have been duly incorporated or organized, as the case may be, and are validly existing as their respective business entities in good standing under the laws of their respective jurisdictions of incorporation or organization, as the case may be, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

(e) The Company has an authorized capitalization as set forth in the Offering Memorandum. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, were issued in material compliance with federal and state securities laws, and conform in all material respects to the description thereof contained or incorporated by reference in the Offering Memorandum. All of the Company’s outstanding options and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly and validly authorized and issued, were issued in material compliance with federal and state securities laws, and conform in all material respects to the description thereof contained or incorporated by reference in the Offering Memorandum. The Company has no outstanding warrants. All subsidiaries of the Company are listed in Exhibit A hereto, and none of the subsidiaries of the Company other than those indicated on Exhibit A hereto is a “significant subsidiary”, as such term is defined in Regulation S-X of the Securities Act. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(f) The Company and each of the Guarantors have all necessary power and authority to execute and deliver this Agreement and perform their respective obligations hereunder; this Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Guarantors and the transactions contemplated hereby have been duly authorized by the Company and each of the Guarantors; assuming due authorization, execution and delivery by the Initial Purchasers, this Agreement constitutes a legally valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except with respect to the rights of indemnification and contribution hereunder, where enforcement hereof may be limited by federal or state securities laws or the policies underlying such laws; and this Agreement will conform in all material respects to the description thereof contained in the Offering Memorandum.

(g) The Company and each of the Guarantors have all necessary power and authority to execute and deliver the Indenture and perform their respective obligations thereunder; the Indenture has been duly and validly authorized by the Company and each of the Guarantors and, upon the effectiveness of the Exchange Offer Registration Statement and the Shelf Registration Statement (if applicable), will be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder; on the Closing Date, the Indenture will have been duly executed and delivered by the Company and each of the Guarantors and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will constitute a legally valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture will conform, when executed, in all material respects to the description thereof contained in the Offering Memorandum.

(h) The Company has all necessary power and authority to execute, issue and deliver the Notes and perform its obligations thereunder; the Notes have been duly authorized and validly issued by the Company, and when the Notes are delivered to and paid for by the Initial Purchasers pursuant to this Agreement, assuming due authentication thereof by the Trustee, the Notes will be duly executed and delivered by the Company and will constitute legally valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Notes will conform, when issued, in all material respects to the description thereof contained in the Offering Memorandum.

(i) The Guarantors have all necessary power and authority to execute, issue and deliver the Subsidiary Guarantees and perform its obligations thereunder; the Subsidiary Guarantees have been duly and validly authorized by the Guarantors, and, when executed and endorsed upon the Notes and delivered in accordance with the terms of the Indenture, and when the Notes are delivered to and paid for by the Initial Purchasers pursuant to this Agreement, such Subsidiary Guarantees will be valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the form of notation to be set forth on the Notes to evidence the Subsidiary Guarantees will be in the form contemplated by the Indenture; and the Subsidiary Guarantees conform in all material respects to the description thereof contained in the Offering Memorandum.

(j) The Company has all necessary power and authority to engage in the Exchange Offer and to execute, issue and deliver the Exchange Notes and perform its obligations thereunder; each of the Guarantors has all necessary power and authority to engage in the Exchange Offer and to execute, issue and deliver the Exchange Guarantees and perform their respective obligations thereunder; the Exchange Notes have been duly authorized by the Company and the Exchange Guarantees have been duly authorized by each of the Guarantors and, if and when duly executed, authenticated and issued in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer, assuming due authentication of the Exchange Notes by the Trustee, the Exchange Securities will constitute legally valid and binding obligations of the Company and the Guarantors entitled to the benefits of the Indenture, enforceable against the Company and the Guarantors in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Exchange Securities will conform, when issued, in all material respects to the description thereof contained in the Offering Memorandum.

(k) The Company and each of the Guarantors have all necessary power and authority to execute and deliver the Registration Rights Agreement and perform their respective obligations thereunder; the Registration Rights Agreement and the transactions contemplated thereby have been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered by the Company and each of the Guarantors assuming due authorization, execution and delivery by the Initial Purchasers, the Registration Rights Agreement will constitute a legally valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by federal or state securities laws or the policies underlying such laws; and the Registration Rights Agreement will conform, when executed and delivered, in all material respects to the description thereof contained in the Offering Memorandum.

(l) The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and each of the Guarantors and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except in the case of (i) and (iii) above where such conflict, breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance by the Company and each of the Guarantors of this Agreement and the other Transaction Documents, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby, except (i) with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the Securities Act and the qualification of the Indenture under the Trust Indenture Act, (ii) as required by applicable state or foreign securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, and (iii) as have been made or obtained on or prior to the Closing Date.

(m) There are no contracts, agreements or understandings between the Company or any of the Guarantors and any person granting such person the right to require the Company or any of the Guarantors to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company or any of the Guarantors to include such securities in the securities being registered pursuant to any registration statement filed by the Company or any of the Guarantors under the Securities Act.

(n) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any change in the capital stock (other than grants or exercises pursuant to employee stock option plans or other employee benefit plans from shares reserved for issuance under such plans as described in the Offering Memorandum) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders’ equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum or in the documents incorporated therein by reference.

(o) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Offering Memorandum present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; the pro forma financial information included or incorporated by reference in the Offering Memorandum has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and includes all adjustments necessary to present fairly the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified.

(p) To the knowledge of the Company, PricewaterhouseCoopers LLP and Deloitte & Touche LLP, who have certified certain financial statements of the Company and Century Maintenance Supply, Inc., respectively, whose reports appear in the Offering Memorandum or are incorporated by reference therein and who have delivered the initial letters referred to in Section 5(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

(q) The Company and each of its subsidiaries have good and marketable title in fee simple to all owned real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Offering Memorandum or such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and all real property and assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is, in the judgment of the Company, adequate for the conduct of their respective businesses and the value of their respective properties and is customary for companies engaged in similar businesses in similar industries.

(s) Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of any currently existing conflict with, any such rights of others.

(t) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge, no such proceedings are threatened by governmental authorities or by others.

(u) There are no contracts or other documents which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 that has not been so described therein.

(v) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 that has not been so described therein.

(w) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent, which would reasonably be expected to have a Material Adverse Effect.

(x) Except as would not reasonably be expected to have a Material Adverse Effect, the Company is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except as would not reasonably be expected to have a Material Adverse Effect.

(y) The Company has filed all federal and all material state and local income and franchise tax returns required to be filed through the date hereof or has requested extensions thereof and has paid all taxes due thereon, except those taxes that are currently being contested in good faith, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have) a Material Adverse Effect.

(z) Since the date as of which information is given in the Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, the Company has not (i) issued or granted any securities, other than pursuant to employee stock option or benefit plans, or other employee compensation plans, in each case out of shares reserved for issuance as described in the Offering Memorandum, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

(aa) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(bb) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in each case where such violations, defaults or failures to obtain, individually or in the aggregate, would not have a Material Adverse Effect.

(cc) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company after reasonable inquiry, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, except as would not be reasonably expected to have a Material Adverse Effect.

(dd) To the knowledge of the Company, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect. The terms “hazardous wastes”, “toxic wastes”, “hazardous substances” and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

(ee) Neither the Company nor any of its subsidiaries is, nor, after giving effect to the issuance and sale of the Securities as described in the Offering Memorandum, will be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

(ff) There are no contracts, agreements or understandings between the Company and any person other than the Initial Purchasers that would give rise to a valid claim against the Company or any Initial Purchaser for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(gg) The statistical, market-related and industry data included in the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate.

(hh) The Company has not taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company in connection with this transaction.

(ii) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 6 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Indenture, the Registration Rights Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(jj) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Securities are listed on any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) or quoted on an automated inter-dealer quotation system.

(kk) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 6 hereto and their compliance with the agreements set forth therein, none of the Company or any of its Affiliates (as defined in Rule 501(b) of Regulation D, an “Affiliate”), has, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D) under the Securities Act and the rules and regulations promulgated by the Commission thereunder or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and the Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities, except for this Agreement and the Registration Rights Agreement.

(ll) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 6 hereto and their compliance with the agreements set forth therein, none of the Company or any of its Affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities.

(mm) None of the Company, its Affiliates nor any person acting on its or their behalf (other than the Initial Purchasers in connection with this Agreement) has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S under the Securities Act) with respect to the Securities and each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers in connection with this Agreement) has complied and will comply with the offering restrictions requirement of Regulation S.

SECTION 2. Purchase, Sale and Delivery of Securities.

(a) On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98.818% of the principal amount of Securities set forth opposite that Initial Purchaser’s name in Schedule I hereto, plus accrued interest, if any, from October 12, 2004.

Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, at 11:00 A.M., New York City time, on October 12, 2004, or such other date or place as shall be determined by agreement of the Initial Purchasers and the Company (such date and time of delivery and payment for the Securities being referred to herein as the “Closing Date”). Delivery of the Securities by the Company shall be made to the Initial Purchasers against payment of the purchase price by the Initial Purchasers. The Initial Purchasers’ Commission with respect to the Securities shall equal 0.650% of the aggregate principal amount of the Securities.

(b) The Company will deliver against payment of the purchase price the Securities initially sold to qualified institutional buyers (“QIBs”), as defined in Rule 144A under the Securities Act (“Rule 144A”), in the form of one or more permanent global certificates (the “Global Securities”), registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”). Beneficial interests in the Securities initially sold to QIBs will be shown on, and transfers thereof will be effected only through, records maintained in book-entry form by DTC and its participants. The Global Securities will be made available, at the request of any Initial Purchaser, for checking at least 24 hours prior to the Closing Date.

(c) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Initial Purchaser hereunder.

SECTION 3. Further Agreements of the Company. The Company and each of the Guarantors, jointly and severally, agree:

(a) To prepare the Offering Memorandum in a form reasonably approved by the Initial Purchasers.

(b) To advise the Initial Purchasers promptly of any proposal to amend or supplement the Offering Memorandum and not to effect any such amendment or supplement to which the Initial Purchasers reasonably object. If, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, to promptly notify the Initial Purchasers and prepare, subject to the first sentence of this Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission.

(c) To furnish promptly to the Initial Purchasers and to Simpson Thacher & Bartlett LLP, counsel to the Initial Purchasers, copies of the Preliminary Offering Memorandum and the Offering Memorandum (and all amendments and supplements thereto), as soon as available and in such quantities as the Initial Purchasers reasonably request for internal use and for distribution to prospective purchasers. The Company will pay the expenses of printing and distributing to the Initial Purchasers all such documents.

(d) For a period of two years following the Closing Date, to furnish to the Initial Purchasers, to the extent such information is not freely available on the Internet, copies of all materials furnished by the Company to its security holders.

(e) To use its reasonable best efforts to take such action as the Initial Purchasers may reasonably request to qualify the Securities for the non-public offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, take any action that would subject it to taxation in any jurisdiction where it is then not so subject, file a general consent to service of process in any jurisdiction or register the Securities for public trading other than pursuant to the Registration Rights Agreement.

(f) For a period of 30 days from the date hereof, not to, directly or indirectly, announce an offering of, or file a registration statement with, the Commission relating to any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the offering and the Exchange Offer contemplated by this Agreement), or offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Securities and the Exchange Securities), or substantially similar securities or sell or grant options, warrants or rights with respect to any debt securities issued or guaranteed by the Company or any of its subsidiaries, in each case without the prior written consent of Lehman Brothers and Banc of America.

(g) To use its best efforts to assist the Initial Purchasers in arranging to cause the Securities to be accepted to trade in the PORTAL market (“PORTAL”) of the National Association of Securities Dealers, Inc. (“NASD”).

(h) To apply the net proceeds from the sale of the Securities as set forth under “Use of Proceeds” in the Offering Memorandum.

(i) To take such steps as shall be necessary to ensure that neither the Company nor any of subsidiary shall become an “investment company” as defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(j) Not to take, directly or indirectly, any action which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of, the price of any security of the Company or any of its subsidiaries in connection with the offering of the Securities.

(k) To use its best efforts to cause the Securities to be accepted for clearance and settlement through the facilities of DTC.

(l) To execute and deliver the Indenture and the Registration Rights Agreement in form and substance reasonably satisfactory to the Initial Purchasers.

(m) For so long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, to provide to any holder of the Securities or to any prospective purchaser of the Securities designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) of the Securities Act if, at the time of such request, the Company is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act.

(n) To ensure that each of the Securities will bear, to the extent applicable, the legend contained in the Offering Memorandum under the caption “Notice to Investors” for the time period and upon the other terms stated therein, except after the Securities are resold pursuant to a registration statement effective under the Securities Act.

(o) Except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and will cause its Affiliates not to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(p) Not to, and will cause its Affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act.

SECTION 4. Expenses. The Company and each of the Guarantors, jointly and severally, agree to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendment or supplement to the Offering Memorandum, all as provided in this Agreement; (c) the costs of producing and distributing the Transaction Documents; (d) all expenses and fees in connection with the application for inclusion of the Securities in the PORTAL market; (e) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 3(e) and of preparing, printing and distributing a Blue Sky Memorandum (including the reasonable related fees and expenses of counsel to the Initial Purchasers), not to exceed $10,000 in the aggregate; (f) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft used in connection with the road show; (g) all fees and expenses incurred in connection with any rating of the Securities; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 4 and in Section 10, the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel.

SECTION 5. Conditions of Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company and the Guarantors contained herein, to the performance by the Company and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the other Transaction Documents, the Securities, the Offering Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company and the Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(b) John Z. Paré shall have furnished to the Initial Purchasers his written opinion, as Senior Vice President, Secretary and General Counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

(i) The Company and each of its subsidiaries listed on Exhibit A hereto have been duly incorporated or organized, as the case may be, and are validly existing as their respective business entities in good standing under the laws of their respective jurisdictions of incorporation or organization, as the case may be, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect, and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged.

(ii) The Company has an authorized capitalization as set forth in the Offering Memorandum. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-

assessable and conform in all material respects to the description thereof contained or incorporated by reference in the Offering Memorandum. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(iii) To such counsel’s knowledge, there are no contracts or other documents which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 that has not been so described therein.

(iv) To such counsel’s knowledge and other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to such counsel’s knowledge, no such proceedings are threatened by governmental authorities or by others.

(v) The issue and sale of the Securities being delivered on the Closing Date by the Company and the Guarantors pursuant to this Agreement, and the execution, delivery and compliance by the Company and the Guarantors with all of the provisions of the Transaction Documents and the consummation of the transactions contemplated thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its the subsidiaries, or (iii) result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets except in the case of (i) and (iii), such conflicts, breaches or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company and the Guarantors or the consummation of the transactions contemplated thereby, except for (A) with respect to the transaction contemplated by the Registration Rights Agreement as may be required under the Securities Act and the qualification of the Indenture under the Trust Indenture Act, (B) such as may be required under any foreign securities laws or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers, as to which such counsel expresses no opinion, and (C) such as have been made or obtained on or prior to the Closing Date.

(vi) Except as described in the Offering Memorandum, to such counsel’s knowledge, there are no contracts, agreements or understandings between the Company or any of the Guarantors and any person granting such person the right to require the Company or any of the Guarantors to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company or any of the Guarantors to include such securities in the securities being registered pursuant to any registration statement filed by the Company under the Securities Act.

In rendering such opinion, such counsel may state that his opinion is limited to matters governed by the Federal laws of the United States of America and the laws of Florida. To the extent such opinion relates to laws other than the Federal laws of the United States of America or the laws of Florida, such counsel may assume that such laws are substantially the same as those of Florida and, in accordance with such assumption, such counsel is permitted to express no opinion with respect to laws other than the Federal laws of the United States of America and the laws of Florida. Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Company and the Guarantors in connection with the preparation of the Offering Memorandum and (y) based on the foregoing, no facts have come to the attention of such counsel which leads him to believe that the Offering Memorandum (except for the financial statements and related schedules therein, as to which such counsel need express no belief), as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum. Such counsel may also rely upon the representations and warranties of the Company and the Guarantors in this Agreement, certificates of officers of the Company and the Guarantors with respect to factual matters and certificates from public officials.

(c) Holland & Knight LLP shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company and the Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

(i) The Company and each of the Guarantors has all necessary corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. The Company has all necessary corporate power to issue, sell and deliver the Notes to the Initial Purchasers and to engage in the Exchange Offer and to issue and deliver the Exchange Notes. Each of the Guarantors has all necessary corporate power to issue, sell and deliver the Subsidiary Guarantees to the Initial Purchasers and to engage in the Exchange Offer and to issue and deliver the Exchange Guarantees.

(ii) The execution and delivery by the Company and each of the Guarantors of the Transaction Documents, and the performance by the Company and each of the Guarantors of their obligations thereunder, have been duly authorized by all necessary corporate action on the part of the Company and each of the Guarantors. The execution and delivery by the Company of the Notes and, in accordance with the Exchange Offer and the Registration Rights Agreement, the Exchange Notes and the performance by the Company of its obligations thereunder have been duly authorized by all necessary corporate action on the part of the Company. The execution and delivery by each of the Guarantors of the Subsidiary Guarantees and, in accordance with the Exchange Offer and the Registration Rights Agreement, the Exchange Guarantees and the performance by each Guarantor of its obligations thereunder have been duly authorized by all necessary corporate action on the part of each Guarantor.

(iii) Each of the Transaction Documents has been duly executed and delivered by the Company and each of the Guarantors.

(iv) Each of the Indenture and the Registration Rights Agreement constitutes the valid and binding obligation of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(v) When the Notes have been executed, issued, authenticated and delivered in accordance with the Indenture and payment therefor has been made by the Initial Purchasers in accordance with this Agreement, the Notes will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(vi) The Subsidiary Guarantees have been duly authorized, executed and issued by the Guarantors, and, assuming due authentication of the Notes by the Trustee and upon payment for and delivery of the Notes in accordance with this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(vii) If and when the Exchange Securities are executed, issued, authenticated and delivered in accordance with the terms of the Exchange Offer, the Registration Rights Agreement and the Indenture, the Exchange Securities will be the valid and binding obligations of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(viii) The statements in the Offering Memorandum under the captions “Description of the Notes” and “Exchange Offer and Registration Rights,” insofar as they purport to constitute summaries of the terms of contracts and other documents, fairly present, in all material respects, the information purported to be included therein.

(ix) To such counsel’s knowledge, there are no contracts or other documents which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 that has not been so described therein.

(x) The issue and sale of the Securities being delivered on the Closing Date by the Company and the Guarantors pursuant to this Agreement, and the execution, delivery and compliance by the Company and the Guarantors with all of the provisions of the Transaction Documents and the consummation of the transactions contemplated thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument set forth in Schedule 2 hereto to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries, or (iii) result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets except in the case of (i) and (iii), such conflicts, breaches or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Transaction Documents by the Company and the Guarantors or the consummation of the transactions contemplated thereby, except for (A) with respect to the transaction contemplated by the Registration Rights Agreement as may be required under the Securities Act and the qualification of the Indenture under the Trust Indenture Act, (B) such as may be required under any foreign securities laws or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers, as to which such counsel expresses no opinion, and (C) such as have been made or obtained on or prior to the Closing Date.

(xi) No registration of the Securities under the Securities Act, and no qualification of the Indenture under the Trust Indenture Act, is required in connection with the offer, sale and delivery of the Securities in the manner contemplated by the Offering Memorandum, this Agreement and the Indenture.

(xii) Neither the Company nor any of its subsidiaries is an “investment company” as defined in the Investment Company Act.

In rendering such opinion above, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the States of New York and Florida. To the extent such opinion relates to laws other than the Federal laws of the United States of America or the laws of the States of New York or Florida, such counsel may assume that such laws are substantially the same as those of Florida and, in accordance with such assumption, such counsel is permitted to express no opinion with respect to laws other than the Federal laws of the United States of America and the laws of the States of New York and Florida. Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Company and the Guarantors in connection with the preparation of the Offering Memorandum, (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Offering Memorandum (except for the financial statements and related schedules therein, as to which such counsel need express no belief), as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum except to the extent stated in paragraph (viii) above. Such counsel may also rely upon the representations and warranties of the Company and the Guarantors in this Agreement, certificates of officers of the Company and the Guarantors with respect to factual matters and certificates from public officials.

(d) The Initial Purchasers shall have received from Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents for the purpose of enabling them to pass upon such matters.

(e) At the time of execution of this Agreement, the Initial Purchasers shall have received from each of PricewaterhouseCoopers LLP and Deloitte & Touche LLP a letter or letters, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than four days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(f) With respect to the letter or letters of each of PricewaterhouseCoopers LLP and Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letters”), the Company shall have furnished to the Initial Purchasers a letter (the “bring-down letter”) of each such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of their respective bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than four days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters of such firm and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters of such firm.

(g) The Company shall have furnished to the Initial Purchasers a certificate, dated such Closing Date, of its Chairman of the Board, President or Chief Financial Officer stating that:

(i) The representations, warranties and agreements of the Company and the Guarantors in Section 1 are true and correct as of the Closing Date; the Company and the Guarantors have complied in all material respects with all their respective agreements contained herein; and the conditions set forth in Sections 5(a), 5(l) and 5(m) have been fulfilled; and

(ii) They have carefully examined the Offering Memorandum and, in their opinion (A) as of the Closing Date, the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (B) since the date hereof no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

(h) The Indenture (in form and substance reasonably satisfactory to the Initial Purchasers) shall have been duly executed and delivered by the Company, each of the Guarantors and the Trustee, the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee, the Subsidiary Guarantees shall have been duly executed and delivered by each of the Guarantors and affixed to the Notes, and the Indenture shall be in full force and effect.

(i) Each of Guarantors shall have executed and delivered the Subsidiary Guarantees, and the Subsidiary Guarantees shall be in full force and effect.

(j) The Company, each of the Guarantors and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement, and the Registration Rights Agreement shall be in full force and effect.

(k) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (B) since such date there shall not have been any change in the capital stock (other than grants or exercises pursuant to employee stock option plans or other employee benefit plans from shares reserved for issuance under such plans as described in the Offering Memorandum) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

(l) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities (other than the current hostilities in Afghanistan and Iraq), there shall have been a significant escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), including without limitation as a result of terrorist activities after the date hereof, as to make it, in the judgment of Lehman Brothers and Banc of America, impracticable or inadvisable to proceed with the offering or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

(n) The NASD shall have accepted the Securities for trading on PORTAL; provided that the failure of the Securities to be so listed shall not be due to any action taken or failure to act by the Initial Purchasers.

(o) No Initial Purchaser shall have discovered and disclosed to the Company prior to or on the Closing Date that the Offering Memorandum or any amendment or supplement thereto, in the opinion of Simpson Thacher & Bartlett LLP, counsel to the Initial Purchasers, contains an untrue statement of a fact which is material or omits to state any fact which is material and necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers. Lehman Brothers and Banc of America may in their sole discretion waive on behalf of the Initial Purchasers compliance with any conditions to the obligations of the Initial Purchasers hereunder.

SECTION 6. Representation, Warranties and Agreements of Initial Purchasers. Each Initial Purchaser represents and warrants to, severally and not jointly, and agrees with the Company and the Guarantors that it (i) is a QIB, (ii) is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act without the intent to distribute the Securities in violation of the Securities Act, (iii) will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iv) will solicit offers for the Securities only from, and will offer, sell or deliver the Securities, as part of its initial offering, only to persons whom it reasonably believe to be QIBs, or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A in transactions under Rule 144A.

SECTION 7. Indemnification and Contribution.

(a) The Company and the Guarantors, jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage or liability, or action relating to purchases and sales of Securities), to which that Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any (A) Preliminary Offering Memorandum (excluding any amendment or supplement thereto), or the Offering Memorandum or in any amendment or supplement thereto, or (B) in any written or electronically produced materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any road show or investor presentations made to investors by the Company (whether in person or electronically) (“Marketing Materials”), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum (excluding any amendment or supplement thereto) or the Offering Memorandum, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage or liability, or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Company nor any of the Guarantors shall be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Guarantors shall be liable in any such case to the extent that any such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum (excluding any amendment or supplement thereto) or the Offering Memorandum, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through Lehman Brothers by or on behalf of any Initial Purchaser specifically for inclusion therein which information consists solely of the information specified in Section 7(e); or (ii) results from an untrue statement of material fact contained in, or the omission of a material fact from, such Preliminary Offering Memorandum (excluding any amendment or supplement thereto), which untrue statement or omission was completely corrected in the Offering Memorandum (as then amended or supplemented); provided further, however, that the Company shall sustain the burden of proving that the Initial Purchasers sold the Securities to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented) if the Company had previously furnished sufficient quantities of copies thereof to the Initial Purchasers within a reasonable amount of time prior to such sale or such confirmation, and the Initial Purchasers failed to deliver the corrected Offering Memorandum, if required by law to have so delivered it and if delivered would have cured the defect giving rise to such loss, claim, liability, expense or damage. The foregoing indemnity agreement is in addition to any liability that the Company or any of the Guarantors may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

(b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company and the Guarantors, their officers, employees and directors, and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantors or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum (excluding any amendment or supplement thereto) or the Offering Memorandum or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum (excluding any amendment or supplement thereto) or the Offering Memorandum, or in any amendment or supplement thereto, any material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through Lehman Brothers by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 7(e), and shall reimburse the Company, the Guarantors and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, the Guarantors or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company, the Guarantors or any such director, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel (in addition to any local counsel) to represent jointly the Initial Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company or the Guarantors under this Section 7 if, in the reasonable judgment of such Initial Purchasers and their counsel, it is advisable for such Initial Purchasers and such officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel (in addition to any local counsel) shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 7 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Guarantors agree with the Initial Purchasers that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 7(d) are several in proportion to their respective obligations and not joint.

(e) The Initial Purchasers severally confirm and the Company and each of the Guarantors acknowledge that the statements in paragraph number six (which begins, “The initial purchasers expect…”) on the cover page of the Offering Memorandum, paragraph numbers seven and nine under the “Plan of Distribution” in the Offering Memorandum and sentence number four of paragraph number eight (which begins, “We have been advised…”) under the “Plan of Distribution” in the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

SECTION 8. Defaulting Initial Purchasers. If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Securities which the defaulting Initial Purchaser agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Securities set opposite the name of each remaining non-defaulting Initial Purchaser in Schedule 1 hereto bears to the aggregate principal amount of the Securities set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Securities on the Closing Date if the aggregate principal amount of the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 9.09% of the aggregate principal amount of the Securities to be purchased on the Closing Date, and any remaining non-defaulting Initial Purchaser shall not be obligated to purchase more than 110% of the aggregate principal amount of the Securities which it agreed to purchase on the Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other purchasers satisfactory to the Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the aggregate principal amount of Securities to be purchased on the Closing Date. If the remaining Initial Purchasers or other purchasers satisfactory to the Initial Purchasers do not elect to purchase the shares which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 4 and 10. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 8, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company for damages caused by its default. If other purchasers are obligated or agree to purchase the Securities of a defaulting or withdrawing Initial Purchaser, either Lehman Brothers and Banc of America, on the one hand, or the Company, on the other hand, may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement.

SECTION 9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 5(k), 5(l) or 5(m), shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement.

SECTION 10. Reimbursement of Initial Purchasers’ Expenses. If (a) the Company shall fail to tender the Securities for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Initial Purchasers’ obligations hereunder required to be fulfilled by the Company (including, without limitation, with respect to the transactions) is not fulfilled or (b) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 9), the Company and each of the Guarantors agree to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company and each of Guarantors, jointly and severally, agree to pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Initial Purchasers, neither Company nor any of the Guarantors shall be obligated to reimburse any defaulting Initial Purchaser on account of any expenses.

SECTION 11. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 1285 Avenue of the Americas, 13th Floor, New York, New York 10019, Attention: Debt Capital Markets (Fax: 212-526-0943) and Banc of America Securities LLC, 9 West 57th Street, NY1-301-2M-01, New York, New York 10019, Attention: High Grade Debt Capital Markets Transaction Management (Fax: 212-847-5184), with a copy, in the case of any notice pursuant to Section 7(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10022, and a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Attention: D. Rhett Brandon, Esq. (Fax: 212-455-2502; Telephone: (212) 455-2000);

(b) if to the Company or any of the Guarantors shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: John Z. Paré (Fax: 407-649-3018), with a copy to Holland & Knight LLP, Attention: Tom McAleavey, 200 South Orange Avenue, Suite 2600, Orlando, Florida 32801 (Fax: 407-244-5288);

provided, however, that any notice to an Initial Purchaser pursuant to Section 7(c) shall be delivered or sent by mail, telex or facsimile transmission to each Initial Purchaser, which address will be supplied to any other party hereto by Lehman Brothers or Banc of America upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers and Banc of America.

SECTION 12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of the directors and officers of the Initial Purchasers and the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors and officers of the Company and the Guarantors and any person controlling the Company or the Guarantors within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

SECTION 13. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

SECTION 14. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Securities Act.

SECTION 15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

SECTION 16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

SECTION 17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages follow]

If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

HUGHES SUPPLY, INC.

	By:	/s/ David Bearman
	Name:	David Bearman
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:
Address:
One Hughes Way	CAROLINA PUMP & SUPPLY CORP.
Orlando, FL 32805	CENTURY MAINTENANCE SUPPLY, INC.
DOUGLAS LEONHART & ASSOCIATES, INC.
ELECTRIC LABORATORIES AND SALES CORPORATION
GILLELAND CONCRETE PRODUCTS, INC.
HSI ACQUISITION CORPORATION
HSI FUSION SERVICES, INC.
HSI PROPERTIES, LLC
HUGHES AVIATION, INC.
HUGHES CANADA, INC.
HUGHES MRO, INC.
HUGHES SUPPLY MANAGEMENT SERVICES, INC.
HUGHES SUPPLY SHARED SERVICES, INC
HUGHES SUPPLY (VA), INC.
HUGHES WATER & SEWER COMPANY
JUNO INDUSTRIES, INC.
KAMEN SUPPLY COMPANY, INC.
KINGSTON PIPE INDUSTRIES, INC.
MEREX CORPORATION
METALS INCORPORATED
METALS INC.- GULF COAST DIVISION
MILLS & LUPTON SUPPLY COMPANY
MOORE ELECTRIC SUPPLY, INC.
MOUNTAIN COUNTRY SUPPLY, INC.
NATIONAL POWERX, INC.
OLANDER & BROPHY, INCORPORATED
ONE STOP SUPPLY, INC.

PAINE SUPPLY OF JACKSON, INC.
PANHANDLE PIPE & SUPPLY CO., INC.
REACTION SUPPLY CORPORATION
SCOTT-PARISH ELECTRICAL SUPPLY COMPANY
SHRADER HOLDING COMPANY, INC.
STAINLESS TUBULAR PRODUCTS, INC.
STANDARD WHOLESALE SUPPLY COMPANY
TODD PIPE & SUPPLY – EL MONTE, INC.
TODD PIPE & SUPPLY – ESCONDIDO, INC.
TODD PIPE & SUPPLY – GARDEN GROVE, INC.
TODD PIPE & SUPPLY – HAWTHORNE, INC.
TODD PIPE & SUPPLY – LAS VEGAS, INC.
TODD PIPE & SUPPLY – RIVERSIDE, INC.
TODD PIPE & SUPPLY – SAN DIEGO, INC.
TODD PIPE & SUPPLY – SEPULVEDA, INC.
U.S. FUSION SERVICES, INC.
USCO INCORPORATED
UTILISERVE, INC.
UTILISERVE HOLDINGS, INC.
WARNER WATERWORKS SALES COMPANY OF WYOMING
WATERWORKS HOLDING COMPANY
WATERWORKS SALES COMPANY
WCC MERGER CORPORATION
WIDE-WORLD TRAVEL NETWORK, INC.
Z&L ACQUISITION CORP.

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer
Address:
One Hughes Way	SOUTHWEST STAINLESS, L.P.
Orlando, FL 32805	HUGHES MRO, LP

	By:	Z&L ACQUISITION CORP, General Partner

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer

Address:
One Hughes Way	PRO VALUE, LLC
Orlando, FL 32805
	By:	HUGHES SUPPLY SHARED SERVICES, INC., Manager

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer

Address:
1403 Foulk Road, Suite 102	HUGHES SUPPLY IP, INC.
Wilmington, DE 19803	L & T OF DELAWARE, INC.
SWS ACQUISITION, LLC
SWS FUNDING, LLC

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Assistant Secretary

Address:
Harbor Centre	HSI FUNDING, LLC
Fourth Floor	HHH, LLC
George Town	HSI HOLDINGS, INC.
Grand Cayman, Cayman Islands	HSI IP, INC.

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Assistant Secretary

Address:
One Hughes Way	HSI NORTH CAROLINA, LLC
Orlando, FL 32805	HUGHES SUPPLY CA, LLC

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer

Address:
One Hughes Way	HSI INDIANA, LLC
Orlando, FL 32805
	By:	ELECTRIC LABORATORIES AND SALES CORPORATION, Manager
	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer
Address:
One Hughes Way	HUGHES MRO #1, LLC
Orlando, FL 32805

	By:	HUGHES MRO, INC., Manager

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer
Address:
One Hughes Way	CENTURY MAINTENANCE MANAGEMENT, LLC
Orlando, FL 32805

	By:	CENTURY AIR SUPPLY, INC., Manager

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
One Hughes Way	CENTURY GP MANAGEMENT, L.L.C.
Orlando, FL 32805	CENTURY LP INVESTMENTS, L.L.C.

	By:	CENTURY MAINTENANCE MANAGEMENT, LLC, Manager

	By:	CENTURY AIR SUPPLY, INC., Manager

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary
Address:
One Hughes Way	HUGHES MRO #2, LLC
Orlando, FL 32805
	By:	CENTURY MAINTENANCE, L.P., Manager

	By:	CENTURY MAINTENANCE MANAGEMENT, LLC, General Partner

	By:	CENTURY AIR SUPPLY, INC., Manager

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
One Hughes Way	CENTURY MAINTENANCE, L.P.
Orlando, FL 32805	CENTURY MAINTENANCE (HOUSTON), L.P.
CENTURY SERVICES, L.P.

	By:	CENTURY MAINTENANCE MANAGEMENT, LLC, General Partner

	By:	CENTURY AIR SUPPLY, INC., Manager

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
One Hughes Way	CENTURY AIR SUPPLY, INC.
Orlando, FL 32805	CENTURY MAINTENANCE SUPPLY-S CAL, INC.

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
1403 Foulk Road, Suite 102	HUGHES INSURANCE HOLDINGS, INC.
Wilmington, DE 19803

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
Clarendon House	HUGHES INSURANCE COMPANY, LTD.
2 Church Street
Hamilton HM 11

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
1202-B Col. Las America	MEREX DE MEXICO, S.A. DE C.V.
Tampico, MX 89329	MEREX DIESEL POWER, S.A. DE C.V.

	By:	/s/ Hernan Gustavo Jofre Rodriguez
	Name:	Hernan Gustavo Jofre Rodriguez
	Title:	Administrator

Accepted:

LEHMAN BROTHERS INC. BANC OF AMERICA SECURITIES LLC SUNTRUST CAPITAL MARKETS, INC. WELLS FARGO SECURITIES, LLC

BY LEHMAN BROTHERS INC.

By:	/s/ Allen Cutler
Authorized Representative

BANC OF AMERICA SECURITIES LLC

By:	/s/ Lily Chang
Name: Lily Chang
Title: Principal

SCHEDULE 1

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased
Lehman Brothers Inc.	105,000,000
Banc of America Securities LLC	105,000,000
SunTrust Capital Markets, Inc.	52,500,000
Wells Fargo Securities, LLC	37,500,000
Total	$300,000,000

SCHEDULE 2

Revolving Credit Agreement, dated as of June 14, 2003, by and among the Company, the lenders from time to time party thereto and SunTrust Bank, as administrative agent (as amended as of the Delivery Date).

Note Purchase Agreement, dated as of May 29, 1996, by and among the Company and certain purchasers listed in Schedule A thereto (as amended as of the Delivery Date).

Note Purchase Agreement, dated as of August 28, 1997, by and among the Company and certain purchasers listed in Schedule A thereto (as amended as of the Delivery Date).

Note Purchase Agreement, dated as of May 5, 1998, by and among the Company and certain purchasers listed in Schedule A thereto (as amended as of the Delivery Date).

Note Purchase Agreement, dated as of December 21, 2000, by and among the Company and certain purchasers listed in Schedule A thereto (as amended as of the Delivery Date).

All documentation relating to the following sale and leaseback transactions:

Lessor	Lessee	Effective Date	Ending Date
Forklifts

ICX Corporation	Hughes Supply, Inc.	08/01/2001	Between 08/2004 and 09/2008

Real Estate

HS-Miami FL, LLC	Hughes Supply, Inc.	01/30/2004	01/30/2024

HS Orlando, FL, LLC	Hughes Supply Shared Services, Inc.	03/16/2004	03/31/2024

HS-Tampa FL, LLC	Hughes Supply (VA), Inc.	04/30/2004	04/30/2019

HS-Tucson AZ, LLC	Southwest Stainless, L.P.	04/30/2004	04/30/2019

HS-Nashville TN, LLC	One Stop Supply, Inc.	04/30/2004	04/30/2019

HS-Tampa FL, LLC	HSI North Carolina, LLC	04/30/2004	04/30/2019

HS-Tampa FL, LLC	HSI North Carolina, LLC	04/30/2004	04/30/2019

HS-Tampa FL, LLC	HSI North Carolina, LLC	04/30/2004	04/30/2019

HS-Nashville TN, LLC	HSI North Carolina, LLC	04/30/2004	04/30/2019

HS-Tampa FL, LLC	Paine Supply of Jackson, Inc.	04/30/2004	04/30/2019

HS-Tucson AZ, LLC	Electric Laboratories and Sales Corp.	04/30/2004	04/30/2019

HS-Nashville TN, LLC	Gilleland Concrete Products, Inc.	04/30/2004	04/30/2019

HS-Nashville TN, LLC	Hughes Supply, Inc.	04/30/2004	04/30/2019

HS-Tampa FL, LLC	Hughes Supply, Inc.	04/30/2004	04/30/2019

HS-Tallahassee FL, LLC	Hughes Supply, Inc.	04/30/2004	04/30/2019

HS-Pompano FL, LLC	Hughes Supply, Inc.	04/30/2004	04/30/2019

HS-Pompano FL, LLC	Hughes Supply, Inc.	04/30/2004	04/30/2019

HS-Tallahassee FL, LLC	Hughes Supply, Inc.	04/30/2004	04/30/2019

HS-Tucson AZ, LLC	Mountain Country Supply, Inc.	04/30/2004	04/30/2019

HS-Tallahassee FL, LLC	Hughes Supply, Inc.	04/30/2004	04/30/2019

EXHIBIT A

Subsidiaries

CAROLINA PUMP & SUPPLY CORP.

CENTURY AIR SUPPLY, INC.

CENTURY GP MANAGEMENT, L.L.C.

CENTURY LP INVESTMENTS, L.L.C.

CENTURY MAINTENANCE (HOUSTON), L.P.

CENTURY MAINTENANCE, L.P.

CENTURY MAINTENANCE MANAGEMENT, LLC

CENTURY MAINTENANCE SUPPLY –S CAL, INC.

CENTURY MAINTENANCE SUPPLY, INC.

CENTURY SERVICES, L.P.

DOUGLAS LEONHARDT & ASSOCIATES, INC.

ELECTRIC LABORATORIES AND SALES CORPORATION

GILLELAND CONCRETE PRODUCTS, INC.

HHH, LLC

HSI ACQUISITION CORPORATION

HSI FUNDING, LLC

HSI FUSION SERVICES, INC.

HSI HOLDINGS, INC.

HSI INDIANA, LLC

HSI IP, INC.

HSI NORTH CAROLINA, LLC

HSI PROPERTIES, LLC

HUGHES AVIATION, INC.

HUGHES CANADA, INC.

HUGHES INSURANCE COMPANY, LTD.

HUGHES INSURANCE HOLDINGS, INC.

HUGHES MRO, INC.

HUGHES MRO #1, LLC

HUGHES MRO #2, LLC

HUGHES MRO, LP

HUGHES SUPPLY CA, LLC

HUGHES SUPPLY (VA), INC.

HUGHES SUPPLY IP, INC.

HUGHES SUPPLY MANAGEMENT SERVICES, INC.

HUGHES SUPPLY SHARED SERVICES, INC.

HUGHES WATER & SEWER COMPANY

JUNO INDUSTRIES, INC.

KAMEN SUPPLY COMPANY, INC.

KINGSTON PIPE INDUSTRIES, INC.

L&T OF DELAWARE, INC.

MEREX CORPORATION

MEREX DE MEXICO, S.A. DE C.V.

MEREX DIESEL POWER, S.A. DE C.V.

METALS INCORPORATED

METALS, INC. – GULF COAST DIVISION

MILLS & LUPTON SUPPLY COMPANY

MOORE ELECTRIC SUPPLY, INC.

MOUNTAIN COUNTRY SUPPLY, INC.

NATIONAL POWERX, INC.

OLANDER & BROPHY, INCORPORATED

ONE STOP SUPPLY, INC.

PAINE SUPPLY OF JACKSON, INC.

PANHANDLE PIPE AND SUPPLY CO., INC.

PRO VALUE, LLC

REACTION SUPPLY CORPORATION

SCOTT-PARISH ELECTRICAL SUPPLY COMPANY

SHRADER HOLDING COMPANY, INC.

SOUTHWEST STAINLESS, L.P.

STAINLESS TUBULAR PRODUCTS, INC.

STANDARD WHOLESALE SUPPLY COMPANY

SWS ACQUISITION, LLC

SWS FUNDING, LLC

TODD PIPE & SUPPLY – EL MONTE, INC.

TODD PIPE & SUPPLY – ESCONDIDO, INC.

TODD PIPE & SUPPLY – GARDEN GROVE, INC.

TODD PIPE & SUPPLY – HAWTHORNE, INC.

TODD PIPE & SUPPLY – LAS VEGAS, INC.

TODD PIPE & SUPPLY – RIVERSIDE, INC.

TODD PIPE & SUPPLY – SAN DIEGO, INC.

TODD PIPE & SUPPLY – SEPULVEDA, INC.

U.S. FUSION SERVICES, INC.

USCO INCORPORATED

UTILISERVE, INC.

UTILISERVE HOLDINGS, INC.

WARNER WATERWORKS SALES COMPANY OF WYOMING

WATERWORKS HOLDING COMPANY

WATERWORKS SALES COMPANY

WCC MERGER CORPORATION

WORLD-WIDE TRAVEL NETWORK, INC.

Z&L ACQUISITION CORP

Significant Subisidiaries

HSI FUNDING, LLC

HSI HOLDINGS, INC.

HSI IP, INC.

HUGHES SUPPLY SHARED SERVICES, INC.

SOUTHWEST STAINLESS, L.P.

SWS ACQUISITION, LLC